SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. )


Filed by the Registrant                     [ x ]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c)


                                Tubby's, Inc.
               ------------------------------------------------
               (Name of Registrant as Specified in its Charter)



--------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies: ______
        ______________________________________________________________________

    (2) Aggregate number of securities to which transaction applies: ________
        ______________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ______________________________________________________________________

    (4) Proposed maximum aggregate value of transaction: _____________________

        ______________________________________________________________________

    (5) Total fee paid:
        ______________________________________________________________________

[ ] Fee paid previsouly with preliminary materials:____________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid: _____________________________________________

     (2) Form, schedule or registration statement no.: _______________________

     (3) Filing party: _______________________________________________________

     (4) Date filed: _________________________________________________________




                                TUBBY'S, INC.
                NOTICE OF 1998 ANNUAL MEETING OF SHAREHOLDERS



                                March 31, 1998


To the shareholders of Tubby's, Inc.:

        You are cordially invited to attend the 1998 Annual Meeting of Shareholders of Tubby's, Inc. to be held at 10:00 a.m. EST, on Thursday, May 21, 1998, at the Cherry Creek Golf Course, 52000 Cherry Creek Drive, Shelby Township, Michigan 48316, for the following purposes:

               1. To elect Directors to serve for the ensuing year and until their successors are elected;

               2. To transact such other business as may properly come before the meeting or any adjournment thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        The Board of Directors has fixed the close of business on April 10, 1998 as the record date for the determination of shareholders entitled to vote at the Meeting or any adjournment thereof.

        You are cordially invited to attend the Meeting. Your vote is important. Whether you plan to attend the Meeting or not, you are requested to complete, date and sign the enclosed proxy form and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Company.

                              By Order of the Board of Directors

                              /s/ Vincent J. Tatone
                                  Vincent J. Tatone
                                  Secretary

Dated:  March 31, 1998





                               PROXY STATEMENT

                                TUBBY'S, INC.
                          6029 E. Fourteen Mile Road
                    Sterling Heights, Michigan 48312-5801

                     1998 Annual Meeting of Shareholders

                                March 31, 1998

                                 INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Tubby's, Inc., a New Jersey corporation (the "Company"), to be voted at the 1998 Annual Meeting of Shareholders of the Company (the "Meeting"), to be held on Thursday, May 21, 1998 at the Cherry Creek Golf Course, 52000 Cherry Creek Drive, Shelby Township, Michigan 48316, at 10:00 a.m. The approximate mailing date of this Proxy Statement is April 16, 1998.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein.

Unless instructions to the contrary are marked, proxies will be voted for the election of five directors. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Company.

The Directors have fixed the close of business on April 10, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of April 3, 1998, the Company had outstanding 2,583,114 shares of common stock, par value $0.01 per share.

                                      1



                            SECURITY OWNERSHIP OF
                   CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Set forth below is certain information concerning management and other persons who are known by the Company to own beneficially more than 5% of the Company's common stock, $0.01 par value, on November 30, 1997.

                                       AMOUNT AND NATURE OF           PERCENT OF
    NAME OF BENEFICIAL OWNER              OWNERSHIP (1)               CLASS (2)
    ------------------------           ----------------               ---------
Robert M. Paganes                            270,025                    10.5%
6029 E. Fourteen Mile Road                  President
Sterling Heights, MI 48312                   Director

Peter T. Paganes                             191,400                     7.4%
6029 E. Fourteen Mile Road                Vice-President
Sterling Heights, MI 48312                   Director

Vincent J. Tatone                             75,000                     4.0%(3)
6029 E. Fourteen Mile Road                  Secretary
Sterling Heights, MI 48312                   Director

John M. Fayad                                117,500                     4.6%
P.O. Box 388                                 Director
Roseville, MI 48066

Ronald Boraks                                   0                        0.0%(4)
38345 W. Ten Mile Road                       Director
Farmington Hills, MI 48335

J. Thomas Paganes                            193,326                     7.5%
38633 Moravian
Mt. Clemens, MI 48043

Melvyn B. Erdos                                100                       0.4%(3)
6029 E. Fourteen Mile Road               Treasurer & CFO
Sterling Heights, MI 48312                 Shareholder

All Executive Officers and                   847,351                    32.8%
Directors as a Group (7 persons)

(1) The nature of ownership is sole voting and investment power unless otherwise indicated.
(2)  As of February 28, 1998.
(3) Pursuant to the rules of the Securities and Exchange commission, the Company's common stock which is not outstanding but which is subject to options is deemed to be outstanding for the purpose of computing the percentage of outstanding common stock owned by the optionee, but not deemed to be outstanding for the purpose of computing the percentage owned by any other person.

                                      2



(4)  Less than 1%.

The Company has a standing audit of the Board of Directors, the majority of which is comprised of outside directors. The Board of Directors does not have a Compensation Committee, or committees performing similar functions, but does have a stock option committee which selects employees to be granted options under the Company's stock option plans, determines the size and terms of options to be granted to each employee selected, determines the time when options will be granted and establishes objectives and conditions, if any, for earning options. The Company has a Management Proxy Committee comprised of Messrs. Peter T. Paganes and Robert M. Paganes to cast votes represented by properly executed proxies.

A copy of the Company's Annual Report for the year ended November 30, 1997, including audited financial statements, accompanies this proxy statement. Additional copies of the Annual Report and copies of the Company's Form 10-KSB are available upon written request to Tubby's, Inc., 6029 E. Fourteen Mile Road, Sterling Heights, Michigan 48312-5801.

The Directors of the Company know of no business other than to elect a Board of five (5) directors which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                                PROPOSAL NO. 1
                           (Election of Directors)

Five directors constituting the entire Board of Directors, are proposed to be elected and hold office until the 1999 Annual Meeting and until their successors are elected and qualified.

All nominees for election have indicated their willingness to serve, but if any of them should decline or be unable to serve as a director, it is intended that the enclosed proxy will be voted for the election of such person or persons as are nominated as replacements by the Board of Directors in accordance with the By-Laws of the Company.

                        NOMINEES

        Name              Age      Position Held with the Company
-----------------         ---      ------------------------------
Robert M. Paganes         41       President, Chief Executive Officer, Director
Peter T. Paganes          54       Chairman of the Board, Vice-President, Director
Vincent J. Tatone         41       Secretary and Director
John M. Fayad             50       Director
Ronald Boraks             38       Director

                                      3



Robert M. Paganes was a founder of Tubby's Sub Shops, Inc., which was formed in December, 1977. Mr. Paganes has been an officer and Director of Tubby's, Inc., since May of 1986. Since 1979, Mr. Paganes has also been an owner and operator of Tubby's Submarine Shop franchises in the Detroit, Michigan area. From 1990 through June 9, 1994, Mr. Paganes was Vice-President and Secretary of the Company. On June 10, 1994, Mr. Paganes was appointed President and on August 12, 1994, he was appointed as Chief Executive Officer of the Company.

Peter T. Paganes has been a Vice-President and Director of Tubby's, Inc. since May, 1986. In May, 1990, Mr. Paganes was appointed as Vice-Chairman of the Board of the Company. Mr. Paganes was a founder of Tubby's Sub Shops, Inc., which was incorporated in December, 1977. Mr. Paganes has also been an owner and operator of Tubby's Submarine Shop franchises in the Detroit, Michigan area since 1973. On August 12, 1994, Mr. Paganes was elected as Chairman of the Board of the Company.

Vincent J. Tatone was appointed to the Board of Directors of the Company in January, 1993. Mr. Tatone graduated, cum laude, from the University of Detroit Law School in 1985. After serving a two year appointment as a law clerk at the Michigan Supreme Court, Mr. Tatone engaged in the private practice of law. Mr. Tatone became General Counsel to the Company in April, 1994, and was elected as Secretary of the Company on August 12, 1994.

John M. Fayad graduated from Western Michigan University in 1969 where he majored in finance and accounting. After graduation, Mr. Fayad was drafted to serve in Vietnam. When Mr. Fayad returned, he began work at the senior level for Arthur Andersen for five years. Mr. Fayad then worked at Bach (n/k/a Prudential Securities) as a broker/tax advisor for professionals. In 1975/1976, Mr. Fayad was employed by Alkar Steel, a Michigan corporation located in Roseville, Michigan. In 1977, he became Chief Financial Officer and, in 1982, acquired a 50% ownership interest in Alkar. In 1990, he acquired 100% ownership of Alkar Steel.

Ronald Boraks has been in the real estate and property management business for the past 15 years. He has a bachelor of science degree in operations management from Wayne State University and a juris doctor degree from the University of Detroit School of Law. Mr. Boraks is licensed by the State of Michigan as an attorney, real estate broker and residential builder and specializes in financial and administrative management. Mr. Boraks is an officer and director of Certified Realty, Inc., located in Farmington Hills, Michigan.

                                      4



                   Reports and Board of Directors Meetings

To the best of the Company's knowledge, based solely upon a review of Forms 3, 4 and 5 furnished to the Company during its most recent fiscal year, one director, Mr. Tatone, failed to file on a timely basis reports required by
Section 16(a) of the Securities Exchange Act of 1934. Mr. Tatone filed one late report.

There were seven meetings of the Board of Directors held during the past fiscal year. Each director attended at least seventy-five percent of the meetings of the Board of Directors during the fiscal year ended November 30, 1997.


                    Compensation of Directors and Officers

The following table sets forth compensation awarded to, earned by or paid to the Company's President and Chief Executive Officer. No other officer of the Company earned a salary and bonus of more than $100,000 during the Company's fiscal year ending November 30, 1997. The Company did not grant any options, restricted stock awards or stock appreciation rights, nor pay compensation that would qualify as "All Other Compensation", nor did the Company make payments to any Executive Officer earning an annual salary or bonus in excess of $100,000, which may be categorized as "Other Annual Compensation" or "LTIP Payouts", during the Company's fiscal year ended November 30, 1997.

        Name & Principal Position                  Fiscal Year          Salary ($)
        -------------------------                  -----------          ----------
        Robert M. Paganes. . . . . .  . . . . . .    1997                 83,654
           President & Chief Executive Officer

No stock options were granted to the above-named Executive Officer during the fiscal year ended November 30, 1997.


                           Directors' Compensation

A fee of $250 per meeting attended was paid to each independent, non-employee Director for their services as such for the fiscal year ended November 30, 1997. The total amount paid to independent Directors as a group was $1,750.

                                      5



                Certain Relationships and Related Transactions

Peter T. Paganes and Robert M. Paganes are directors, officers and shareholders of the Company and J. Thomas Paganes, their brother, is a shareholder of the Company. They each own and operate franchised stores. In addition, they received loans and advances in years prior to 1991 related to their stores.

    As of November 30, 1997:

            Included in Accounts Receivable........................ $ 29,191

    For the year ended November 30, 1997:

            Included in Revenue.....................................$151,130
            Included in Interest Income...........................  $  1,431

Prior to January 1, 1993, the above persons had an exemption from paying royalties on their stores. Effective January 1, 1993, this exemption was limited to previously existing stores and was discontinued until such time as these persons were not employed by the Company. Each of the above persons is in full compliance with all personal obligations to the Company as of November 30, 1997.

As of November 30, 1997, there were no officers and directors, or other related parties, of the Company that had any remaining balances regarding loans from the Company and/or credits for loans made to the Company. The prior loans made to Robert M. Paganes called for quarterly payments of principal and interest at 9% per annum. Robert M. Paganes was in full compliance with these loans and had no remaining balance as of November 30, 1997. The activity of such accounts for the year ended November 30, 1997, is shown below.

                                 BALANCE
                                BEGINNING                             BALANCE
             1997               12/01/96   ADDITIONS    DEDUCTIONS   11/30/97
             -----              --------   ---------    ----------   --------
Robert M. Paganes                $24,436       -        $(24,436)       $0
                                 -------     -----      ---------       --
                       Total     $24,436        $0      $(24,436)       $0
                                 =======     =====      =========       ==

                                      6



The following table summarizes the amounts due as of November 30, 1997 from all stores owned by officers, directors or other related parties of the
Company:


                                           NUMBER OF          AMOUNT DUE FROM STORES AT
                NAME                       FRANCHISES OWNED          NOVEMBER 30, 1997
             --------                      ----------------   ------------------------
Robert M. Paganes                                   2                        $10,381
Peter T. Paganes                                    1                          6,936
                                                  ------                     -------

Amount Due from Officers and Directors              3                         17,762
J. Thomas Paganes                                   3                         11,429
                                                  ------                     -------

Amount Due from Officers, Directors
and other related parties                           6                        $29,191
                                                  ======                     =======



                           Independent Accountants

The Board of Directors has selected BDO Seidman, independent public accountants, to examine the financial statements of the Company for the year ending November 30, 1998. A representative of BDO is expected to be present at that Meeting.


                          Proposals of Shareholders

Shareholder proposals for the 1999 Annual Meeting of Shareholders must be received by the Company at 6029 E. Fourteen Mile Road, Sterling Heights, Michigan 48312-5801 before the close of business on January 5, 1999 for consideration for inclusion in the Company's proxy statement. Shareholder proposals should be addressed to the attention of the Company's Secretary.

                                      7



                                Miscellaneous

The Board of Directors is not aware of any other business that will be presented for action at the Meeting. If any other business comes before the Meeting, the Management Proxy Committee has been directed by the Board of Directors to cast such votes at their discretion. The cost of preparing and mailing the notice of meeting, proxy statement and proxy to the shareholders will be borne by the Company.


                              By Order of the Board of Directors

                             /s/ Vincent J. Tatone
                              Vincent J. Tatone
                              Secretary

Dated:  March 31, 1998

                                      8




                                TUBBY'S, INC.
           Proxy Solicited on Behalf of the Board of Directors for
                  Annual Shareholders Meeting May 21, 1998

     The undersigned hereby appoints PETER T. PAGANES and ROBERT M. PAGANES, jointly and severally, proxies, with the full power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of Tubby's, Inc., to be held at the Cherry Creek Golf Course, 52000 Cherry Creek Drive Shelby Township, Michigan 48316 on Thursday, May 21, 1997 at 10:00 a.m., or at any adjournments thereof, and to vote all shares of common stock of Tubby's Inc. which the undersigned is entitled to vote, and act with all the powers the undersigned would possess if personally present at the meeting:

     1.  "FOR"  /  /       "AGAINST"  /   /        "WITHHOLD VOTE FOR"  /  /
the election of the following persons as Directors of the Company to hold office until the next Annual Meeting and until their successors shall have been elected and qualified:

            Robert M. Paganes, Peter T. Paganes, Vincent J. Tatone,
                       John M. Fayad and Ronald Boraks
A VOTE FOR ANY OF THE ABOVE MAY BE WITHHELD BY LINING OUT THEIR NAMES(S).


     2. In their discretion, for or against such other matters as may properly come before the meeting or any adjournment or adjournments thereof.
    The Board of Directors recommends a vote "FOR" Item 1.
    Unless otherwise directors herein, the proxy or proxies appointed hereby are authorized to vote "FOR" item 1 and to vote in their discretion with respect to all other matters which may come before the meeting or any adjournments thereof.
    If only one of the above-named proxies shall be present in person or by substitute at the Meeting, or any adjournment thereof, then that one, either in person or by substitute, may exercise all of the powers hereby given.
    This proxy may be revoked prior to its exercise.


                                              (Continued on the reverse side.)

-------------------------------------------------------------------------------

                       (Continued from the reverse side)


Any proxy or proxies heretofore given to vote such shares are hereby revoked.


                                          Dated:________________________,1998

                                                _____________________________

                                                _____________________________

                                           Please sign exactly as name appears
                                           hereon. Executors, administrators,
                                           trustees, etc. should give full title
                                           as such.


             (This proxy is solicited by the Board of Directors.)
_______________________________________________________________________________
  IMPORTANT: PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
                           NO POSTAGE IS REQUIRED.